UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 29, 2014 (August 29, 2014)

Education Management Corporation

(Exact name of registrant as specified in its charter)

Pennsylvania	001-34466	25-1119571
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

210 Sixth Avenue, Pittsburgh, Pennsylvania		15222
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (412) 562-0900

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8–K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a–12)

☐	Pre-commencement communications pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR 240.14d–2(b))

☐	Pre-commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e–4(c))

Item 7.01. – Regulation FD Disclosure

On August 27, 2014, Education Management Corporation (the “Company”) announced that it had reached an agreement in principle with certain of its secured lenders and bondholders (collectively, the “Creditors”) to restructure its outstanding indebtedness (the “Restructuring”). The Company provided certain financial information, consisting primarily of forecasts of future financial results, to the Creditors in connection with the negotiations for the Restructuring. The Restructuring is described in greater detail in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 27, 2014.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K (“Form 8-K”) includes information that could constitute forward-looking statements with the meaning of the Private Securities Litigation Reform Act of 1995. These statements, which are based on information currently available to management, concern the company’s strategy, plans, intentions or expectations and typically contain words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “will,” “should,” “seeks,” “approximately,” “plans,” “projects,” or similar words, although the absence of such words does not mean that any particular statement is not forward-looking. All of the statements included in this Form 8-K that relate to the Restructuring, estimated and projected earnings, margins, costs, expenditures, cash flows, growth rates and financial results, including statements regarding expected enrollment, are forward-looking statements, as are any statements concerning the Company’s expected future operations, performance and operating environment, and other future developments, including expected strategic changes. These and other forward-looking statements involve estimates, assumptions, known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to differ materially and unpredictably from any future results, performance or achievements expressed or implied by such forward-looking statements. Some of the factors that the Company believes could affect its results and that could cause actual results to differ materially from expectations include, but are not limited to: failure of 100% of the Creditors to participate in the Restructuring; the timing and magnitude of student enrollment and changes in student mix, including the relative proportions of campus-based and online students enrolled in its programs; challenges in the Company’s operating environment; changes in average registered credits taken by students; student retention; the Company’s ability to maintain eligibility to participate in Title IV programs; changes in government spending; other changes in its students’ ability to access federal and state financial aid, as well as obtain loans from third-party lenders; difficulties the Company may face in growing its academic programs; increased or unanticipated legal and regulatory costs, including the settlement of outstanding litigation and investigations; the success of cost-cutting initiatives; the results of program reviews and audits; changes in accreditation standards; the implementation of new operating procedures for the Company’s fully online programs and other strategic changes and the results thereof; the impact of the proposed gainful employment regulation issued by the U. S. Department of Education on March 14, 2014; adjustments to the Company’s programmatic offerings to comply with the 90/10 rule; market and credit risks associated with the post-secondary education industry, adverse media coverage of the industry and the overall condition of the industry; changes in the overall U.S. or global economies; the effects of war, terrorism, natural disasters or other catastrophic events and other risks affecting the Company, including but not limited to those described in its periodic reports filed with the Securities Exchange Commission pursuant to the Securities Exchange Act of 1934. The Company does not undertake any obligation to update any forward-looking statements.

Unaudited Prospective Financial Information

The Company and its subsidiaries generally do not publicly disclose detailed prospective financial information due to, among other reasons, the uncertainty and subjectivity of the underlying assumptions and estimates. Management of the Company prepared the forecasts from certain internal financial projections based on expectations, beliefs, opinions, and assumptions that management believed were reasonable at the time they were made. The forecasts were not prepared with a view towards public disclosure and were not prepared in accordance with generally accepted accounting principles (“GAAP”) or published guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of “prospective financial information”.

The inclusion of the forecasts in this Form 8-K should not be regarded as an indication that the Company or any other person considered, or now consider, this information to be necessarily predictive of actual future results, and does not constitute an admission or representation by any person that such information is material, or that the expectations, beliefs, opinions, and assumptions that underlie such forecasts remain the same as of the date of this Form 8-K, and readers are cautioned not to place undue reliance on the prospective financial information.

Neither the Company’s independent auditor nor any other independent accountant has examined, compiled, or performed any procedures with respect to the prospective financial information contained herein and, accordingly, none has expressed any opinion or any other form of assurance on such information or its achievability and none assumes any responsibility for the prospective financial information.

The prospective financial information:

•	was originally prepared in July 2014, and certain underlying assumptions have not been updated since that time;

•	is speculative by its nature and was based upon numerous expectations, beliefs, opinions, and assumptions, as further described below, which are inherently uncertain and many of which are beyond the control of the Company and may not prove to be accurate;

•	does not necessarily reflect current estimates or expectations, beliefs, opinions, or assumptions that the Company’s management may have about prospects for its, and its subsidiaries’ businesses, changes in general business or economic conditions, or any other transaction or event that has occurred or that may occur and that was not anticipated at the time the information was prepared;

•	may be significantly more favorable or less favorable than actual future performance; and

•	is not, and should not be regarded as, a representation that any of the expectations contained in, or forming a part of, the forecasts will be achieved.

The financial information contained herein is forward-looking in nature and is subjective in many respects and thus subject to interpretation. Further, the information relates to multiple future years and such information by its nature becomes less predictive with each succeeding year. The Company can provide no assurance that the financial projections will be realized; rather, actual future financial results may vary materially from the forward-looking information presented herein. The Company does not currently intend to update or revise publicly any of the information presented herein to reflect circumstances or other events occurring after the date the financial projections were prepared or to reflect the occurrence of future events. These considerations should be taken into account in reviewing the financial projections, which were prepared as of an earlier date. For additional information on factors that may cause actual future financial results to vary materially from the information presented herein, see the discussion under the heading “Cautionary Note Regarding Forward-Looking Statements”.

Non-GAAP Financial Measures

EBITDA, a measure used by management to measure operating performance, is defined as net income before net interest expense, income taxes and depreciation and amortization, and excluding certain other expenses. EBITDA is not a recognized term under GAAP and does not purport to be an alternative to net income as a measure of operating performance or to cash flows from operating activities as a measure of liquidity. Additionally, EBITDA is not intended to be a measure of free cash flow available for management’s discretionary use, as it does not consider certain cash requirements such as interest payments, tax payments and debt service requirements. Management believes EBITDA is helpful in highlighting trends because EBITDA excludes the results of decisions that are outside the control of operating management and can differ significantly from company to company depending on long-term strategic decisions regarding capital structure, the tax jurisdictions in which companies operate and capital investments. Management presents EBITDA after adjusting for certain expenses, which also are non-GAAP financial measures. Management believes this presentation is also helpful in highlighting trends in the Company’s business because it excludes certain expenses management believes are not indicative of ongoing operations. Management compensates for the limitations of using non-GAAP financial measures by using them to supplement GAAP results to provide a more complete understanding of the factors and trends affecting the business than GAAP results alone. Because not all companies use identical calculations, this presentation of EBITDA may not be comparable to similarly titled measures of other companies. A reconciliation of EBITDA excluding certain expenses to consolidated net loss, excluding certain expenses for the fiscal years ended June 30, 2012 and 2013 and our estimated results for 2014 is detailed below. The non-GAAP financial measures for the fiscal years ended 2015 through 2019 are prospective and represent the midpoint of a range of management estimates. In addition, this information was not prepared in accordance with GAAP and is subject to numerous assumptions and uncertainties (see “Unaudited Prospective Financial Information”). Therefore, management is not able to provide a meaningful reconciliation between the GAAP and non-GAAP measures for these periods because not all of the information necessary to forecast and quantify the exact amount of the items excluded from the non-GAAP financial measures that will be included in the comparable GAAP financial measures is available to the Company without unreasonable efforts.

Pro Forma Capital Structure

The pro-forma capital structure set forth below and projections set forth under the heading “Long Range Outlook: Summary Financials” assumes the implementation of the Restructuring, with 100% participation of Creditors.

(Dollars in Millions)	Pre- Restructuring	Adj.	Pro Forma (Pre-Change of Control)	Adj.	Pro Forma (Preferred A-2 & B Convert)
Revolver LCs	$108	$—	$108	$—	$108
Cash Collateral LCs	200	—	200	—	200

Total LCs	$308	$—	$308	$—	$308

Senior Secured Debt
$328mm Revolver	$220	($220)	$—	$—	$—
C-2 and C-3 Term Loans (1)	1,085	(1,085)	—	—	—
$258mm Extended Superpriority Revolver (2)	—	—	—	—	—
New Term Loan A	—	150	150	—	150
New Term Loan B	—	250	250	—	250

Total Secured Debt	$1,305	($905)	$400	$—	$400

Senior Notes
Senior Cash (15%)/PIK Notes (1%) (1)	$219	($219)	$—	$—	$—

Total Debt	$1,524	($1,124)	$400	$—	$400

Preferred
Preferred A-1	$—	$200	$200	$—	$200
Preferred A-2	—	555	555	(555)	—
Preferred B	—	219	219	(219)	—

Total Preferred	$—	$974	$974	($774)	$200

Total Debt + Preferred	$1,524	($150)	$1,374	($774)	$600

Estimated FYE 14 Cash	$270	($150)	$120	$—	$120

Net Debt + Preferred	$1,254	$—	$1,254	($774)	$480

(1)	Includes accrued interest due on September 30, 2014.
(2)	$108 million utilized for letters of credit; remainder available for general corporate purposes.

Long Range Outlook: Summary Financials

	Fiscal Year Ended June 30,
(Dollars in Millions)	2013		2014e		2015e		2016e	2017e	2018e	2019e
New Students	101,350		94,780		90,250		97,490	102,910	107,770	113,160
YoY Change %	(15.1%)		(6.5%)		(4.8%)		8.0%	5.6%	4.7%	5.0%
Average Enrollment (1)	128,370		118,950		109,890		111,660	116,930	122,710	129,790
YoY Change %	(11.2%)		(7.3%)		(7.6%)		1.6%	4.7%	4.9%	5.8%

Revenue	$2,499		$2,309		$2,048		$2,059	$2,165	$2,282	$2,423
YoY Change %	(9.5%)		(7.6%)		(11.3%)		0.5%	5.2%	5.4%	6.2%
EBITDA (excl. certain expenses) (2)	$380		$275 - $280		$130		$142	$225	$289	$384
YoY Change %	(25.4%)		(27.0%)		(53.1%)		9.5%	58.3%	28.4%	32.8%
EBITDA Margin	15.2%		12.0%		6.3%		6.9%	10.4%	12.7%	15.9%
YoY Change	(325	) bp	(320	) bp	(567	) bp	57 bp	349 bp	227 bp	318 bp

Cash Flow from Operating Activities	$181		$68		$14		$69	$134	$173	$226
YoY Change %	(1.5%)		(62.4%)		(79.1%)		nm	95.3%	28.6%	30.8%
Capital Expenditures (CapEx)	$83		$74		$54		$55	$70	$95	$95
YoY Change %	(11.0%)		(11.4%)		(26.5%)		1.5%	27.0%	36.0%	0.0%
Cash Flow from Operating Activities less CapEx	$98		($6)		($40)		$14	$64	$78	$131
YoY Change %	8.4%		nm		nm		nm	nm	20.6%	68.6%

Cash and Cash Equivalents	$131		$271		$81		$94	$159	$236	$367
YoY Change %	(31.6%)		107.0%		(70.2%)		17.0%	68.2%	48.9%	55.4%

(1)	Average Enrollment is a four quarter average based upon the student enrollment during the first month of the quarter for the campuses of The Art Institutes, Argosy University, and South University, and the three-month student enrollment average for Brown Mackie Colleges and the fully-online programs of The Art Institutes, Argosy University, and South University.
(2)	EBITDA excluding certain expenses is not a recognized term under U.S. generally accepted accounting principles (GAAP); a reconciliation of EBITDA to net income, the most directly comparable GAAP financial measure, is provided for historical periods in the Appendix; fiscal 2014 and 2015 EBITDA YoY change, fiscal 2014 EBITDA Margin, and fiscal 2014 and 2015 EBITDA Margin YoY Change are based on the mid-point of the fiscal 2014 EBITDA range.

Notes: Projections assume that the Restructuring has been implemented but do not give effect to excess cash flow sweep to be negotiated; Cash Flow from Operating Activities excludes reimbursements for tenant improvements; and the fiscal 2013 YoY Change % excludes the transfer in fiscal 2012 of $210 million to restricted cash in order to fund our cash secured letter of credit facilities.

Appendix: EBITDA Reconciliation

	Fiscal Year Ended June 30,
(Dollars in Millions)	2012	2013	2014e low-end	2014e high-end
Revenue	$2,761	$2,499	$2,309	$2,309

Net loss	$(1,434)	$(244)	$(663)	$(658)
Interest expense, net	110	125	128	128
Provision for (benefit from) income taxes	(11)	12	45	45
Depreciation and amortization	159	164	152	152

EBITDA	$(1,176)	$57	$(338)	$(333)
Long-lived asset impairments	1,662	300	568	568
Loss on debt refinancing	10	5	—	—
Settlement-related charges	—	—	8	8
Lease abandonment charge	—	—	6	6
Restructuring and other charges	14	14	27	27
Loss on sale-leaseback transactions	—	4	4	4

EBITDA excluding certain expenses	$510	$380	$275	$280
margin %	18.5%	15.2%	11.9%	12.1%

Note: reconciliation reflects the revised goodwill impairments for fiscal 2012 and fiscal 2013 as disclosed in Part I, Item 1, Note 5, “Goodwill and Intangible Assets,” in the Company’s March 31, 2014 Form 10-Q.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDUCATION MANAGEMENT CORPORATION

By:	/s/ J. Devitt Kramer
Name:	J. Devitt Kramer
Title:	Senior Vice President, General Counsel & Secretary

Dated: August 28, 2014